Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Short RKLB ETF (RKLZ)

Defiance Daily Target 2X Short IONQ ETF (IONZ)

Each listed on The Nasdaq Stock Market, LLC

August 21, 2026

Supplement to the Prospectus,

dated May 13, 2025,

as previously supplemented

The Board of Trustees of Tidal Trust II (“Trust”) has approved a reverse stock split of the issued and outstanding shares of the Defiance Daily Target 2X Short RKLB ETF and Defiance Daily Target 2X Short IONQ ETF (each a “Fund”). Effective September 9, 2026 (the “Effective Date”), each Fund will effect a reverse split of its issued and outstanding shares as follows:

Fund	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
Defiance Daily Target 2X Short RKLB ETF	1:5	80%
Defiance Daily Target 2X Short IONQ ETF	1:10	90%

As of the Effective Date, each Fund’s CUSIP will change as noted in the table below:

Fund	Old CUSIP	New CUSIP
Defiance Daily Target 2X Short RKLB ETF	88636W171	88636Y565
Defiance Daily Target 2X Short IONQ ETF	88636W247	88636Y490

As a result of the reverse split, shareholders of each Fund will receive one share for the number of shares indicated in the applicable ratio. For example, a 1-for-5 split means every five pre-split shares will be combined into one post-split share.

The total market value of each investor’s holdings will remain unchanged immediately following the reverse split, as the share price will adjust proportionally to reflect the reduced number of shares.

No action is required by current shareholders. The Depository Trust Company (“DTC”) will handle the split automatically, and updated share balances will appear in shareholder accounts following the Effective Date.

Redemption of Fractional Shares and Tax Consequences of the Reverse Split

The reverse split may result in a shareholder holding a fractional share of a Fund. However, fractional shares cannot trade on each Fund’s exchange. Depending on the policies of a shareholder’s broker, shareholders who otherwise would be entitled to receive fractional shares may instead receive an amount of cash equivalent to the value of a fraction of one share to which such holder would otherwise be entitled. Please consult your broker about its policies regarding fractional shares. The redemption of such fractional shares may have tax implications for those shareholders, and a shareholder could recognize a gain or a loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split is not expected to result in a taxable transaction for Fund shareholders. Please consult your tax advisor about the potential tax consequences. No transaction fee will be imposed on shareholders for the redemption of fractional shares.

Please retain this Supplement for future reference.